UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 5, 2019

Renewable Energy & Power, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-23731	46-1294868
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3395 W. Cheyenne Ave. #111B, N. Las Vegas, NV 89032
(Address of principal executive offices)

Registrant’s telephone number, including area code	702-685-9524

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On August 23, 2019, Renewable Energy & Power, Inc.. (the “Company” or “RBNW”) entered into a Membership Purchase Agreement with Lust for Life Footwear, LLC (“Lust for Life”) whereby 100% of the membership interests of Lust for Life were purchased in exchange for exactly 77,789 shares of Series B Preferred Stock of the Company (the “Agreement”).

Upon further due diligence, management determined that although the final issuance of 77,789 shares of Series B Preferred Stock of the Company is correct, the proper structure of the transaction has been amended. Pursuant to an Omnibus Amendment Agreement between the Company, Lust for Life New York, LLC, a New York limited liability company (“Lust NY”), Blind Faith Concepts, Inc., a New York corporation (“Blind Faith”), (the “Amendment”) he Company purchased 100% of Blind Faith. Blind Faith ownership, as a matter of percentages, was equal to the exact percentages of Lust for Life membership interests. Therefore, on August 23, 2019, owners of Blind Faith representing 100% of the total issued and outstanding shares were issued, collectively, 77,789 shares of Series B Preferred Stock of the Company (“Series B Preferred”). As a result, the Series B Preferred shares were issued as follows:

Shareholder	Number of Series B Preferred Shares Received
Karen Berend	38,506
David Berend	16,919
Sarah Malaquias	16,919
Steven Berend	3,112
Linda Redlisky	2,334
TOTAL	77,789

As a result of the transaction, Blind Faith became a subsidiary of the Company. Lust for Life in turn is a wholly owned subsidiary of Blind Faith.

Karen and David Berend remain the 100% owns of the Series A Preferred Stock, having super voting rights of the Company.

SPACE LEFT INTENTIONALLY BLANK. SIGNATURES TO FOLLOW.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Renewable Energy & Power, Inc.
(Registrant)
Date:	November 7, 2019
		By:	/s/ Conrad Huss
		Name:	Conrad Huss
		Title:	Chief Executive Officer

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